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                                WARRANT AGREEMENT


         THIS WARRANT AGREEMENT dated as of October ___, 1997, between TRANSCOASTAL MARINE SERVICES, INC., a Delaware corporation (the "Company"), and JOINT ENERGY DEVELOPMENT INVESTMENTS, Limited Partnership, a limited partnership organized under the laws of the state of Delaware ("Purchaser" and, together with any transferee of Warrants or Warrant Shares, the "Warrant Holders(s)").

         WHEREAS, Company and the Purchaser have entered into a certain Subordinated Credit Agreement (the "Credit Agreement") dated of even date herewith; and

         WHEREAS, the Company proposes to issue to Purchaser for a purchase price of $1,750.00 common stock purchase warrants (the "Warrants") to purchase up to 175,000 shares (the "Warrant Shares"), of the Company's common stock, par value $.001 per share (the "Common Stock"), each Warrant entitling the holder thereof to purchase one Ordinary Share.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth and for other good and valuable consideration, the parties hereto agree as follows:

         1. ISSUANCE OF WARRANTS; FORM OF WARRANT. The Company will issue and deliver the Warrants to Purchaser, or to an affiliate thereof designated by Purchaser, on the Closing Date referred to in the Credit Agreement (the "Closing Date") for an aggregate purchase price of $1,750.00. The aggregate number of Warrants to be issued and delivered shall be 175,000. The Warrants shall be exercisable in full or from time to time in part on or after the Closing Date. The text of each Warrant, the purchase form and each assignment form to be printed on the reverse thereof shall be substantially as set forth in the Warrant Certificate attached as Exhibit A hereto. The Warrants shall be executed on behalf of the Company by the manual or facsimile signature of the present or any future Chairman of the Board, President or Chief Financial Officer of the Company, attested by the manual or facsimile signature of the present or future Secretary or an Assistant Secretary of the Company. A Warrant bearing the manual or facsimile signature of individuals who were at any time the proper officers of the Company shall bind the Company notwithstanding that such individuals or any of them shall have ceased to hold such offices prior to the delivery of such Warrant or did not hold such offices on the date of this Warrant Agreement.

         Warrants shall be dated as of the date of execution thereof by the Company either upon initial issuance or upon division, exchange, substitution or transfer.

         2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants as follows:

                  (A) POWER AND AUTHORITY. The Company has all requisite corporate power and authority, and has taken all corporate action necessary, to execute, deliver and perform this Warrant Agreement, to grant, issue and deliver the Warrants and to authorize and reserve for


                                   Exhibit B-1

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         issuance and, upon payment from time to time of the Exercise Price, to issue and deliver the shares of Common Stock or other securities issuable upon exercise of the Warrants. This Warrant Agreement has been duly executed and delivered by the Company.

                  (B) RESERVATION, ISSUANCE AND DELIVERY OF COMMON STOCK. There have been reserved for issuance, and the Company shall at all times keep reserved, out of the authorized and unissued shares of Common Stock, a number of shares sufficient to provide for the exercise of the rights of purchase represented by the Warrants, and such shares, when issued upon receipt of payment therefor or upon a net exercise in accordance with the terms of the Warrants and of this Warrant Agreement, will be legally and validly issued, fully paid and non-assessable and will be free of any preemptive rights of shareholders or any restrictions.

         3. CONDITIONS TO PURCHASE. Purchaser's obligations hereunder shall be subject to satisfaction of the following conditions on the Closing Date referred to in the Credit Agreement:

                  (a) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Warrant Agreement and the Warrants and all other legal matters relating to this Warrant Agreement, the Warrants and the transactions contemplated hereby shall be satisfactory in all respects to Vinson & Elkins L.L.P., counsel for Purchaser, in their reasonable judgment, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass judgment upon such matters.

                  (b) There shall have been duly tendered to Purchaser or upon the order of Purchaser a certificate or certificates representing the Warrants.

                  (c) Each of the "Conditions Precedent" set forth in Article VI of the Credit Agreement shall have been satisfied.

         4. REGISTRATION. The Warrants shall be numbered and shall be registered on the books of the Company (the "Warrant Register") as they are issued. The Warrants shall be registered initially in such names and such denominations as Purchaser has specified to the Company.

         5. EXCHANGE OF WARRANT CERTIFICATES. Subject to any restriction upon transfer set forth in this Warrant Agreement, each Warrant certificate may be exchanged at the option of the Warrant Holder thereof for another certificate or certificates of different denominations entitling the Warrant Holder thereof to purchase upon surrender to the Company or its duly authorized agent a like aggregate number of Warrant Shares as the certificate or certificates surrendered then entitle such Warrant Holder to purchase. Any Warrant Holder desiring to exchange a Warrant certificate or certificates shall make such request in writing delivered to the Company, and shall surrender, properly endorsed, the certificate or certificates to be so exchanged. Thereupon, the Company shall execute and deliver to the person entitled thereto a new Warrant certificate or certificates, as the case may be, as so requested. Any Warrant issued upon exchange, transfer or partial exercise of the


                                   Exhibit B-2

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Warrants shall be the valid obligation of the Company, evidencing the same generic rights and entitled to the same generic benefits under this Warrant Agreement as the Warrants surrendered for such exchange, transfer or exercise.

         6.       TRANSFER OF WARRANTS.

         Subject to the provisions of Section 14 hereof, the Warrants shall be transferrable only on the Warrant Register upon delivery to the Company of the Warrant certificate or certificates duly endorsed by the Warrant Holder or by his duly authorized attorney-in-fact or legal representative, or accompanied by proper evidence of succession, assignment or authority to transfer. In all cases of transfer by an attorney-in-fact, the original power of attorney, duly approved, or an official copy thereof, duly certified, shall be deposited with the Company. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited with the Company in its discretion. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto.

         7.       TERM OF WARRANTS; EXERCISE OF WARRANTS.

         (a) Each Warrant entitles the Warrant Holder thereof to purchase one share of Common Stock during the time period and subject to the conditions set forth in the respective Warrant Certificates at an exercise price of $_____ per share, subject to adjustment in accordance with Section 12 hereof (the "Exercise Price"). Each Warrant terminates on the fifth anniversary of the Closing Date (the "Expiration Date").

         (b) The Exercise Price and the number of shares issuable upon exercise of Warrants are subject to adjustment upon the occurrence of certain events, pursuant to the provisions of Section 12 of this Warrant Agreement. Subject to the provisions of this Warrant Agreement, each Warrant Holder shall have the right, which may be exercised as expressed in such Warrants, to purchase from the Company (and the Company shall issue and sell to such Warrant Holder) the number of fully paid and nonassessable shares of Common Stock specified in such Warrants, upon surrender to the Company, or its duly authorized agent, of such Warrants, and upon payment to the Company of the Exercise Price, as adjusted in accordance with the provisions of Section 12 of this Warrant Agreement or upon a net exercise pursuant to this subsection of this Warrant Agreement, for the number of shares in respect of which such Warrants are then exercised. The Warrant Holder may (i) pay the Exercise Price in cash, by certified or official bank check payable to the order of the Company, or by the surrender to the Company of securities of the Company having a Market Price equal to the Exercise Price or by the surrender to the Company of indebtedness owed by the Company pursuant to the Credit Agreement (in which case the Company will accept such specified unpaid principal amount in full payment, as if such payment had been made in cash) or (ii) make an exercise of Warrants for "Net Warrant Shares." The number of Net Warrant Shares will be determined as described by the following formula: Net Warrant Shares = [WS x (MP-EP)]/MP. "WS" is the number of Warrant Shares issuable upon exercise of the Warrants or portion of Warrants


                                   Exhibit B-3

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in question. "MP" is the Market Price of the Common Stock on the last trading day preceding the date of the request to exercise the Warrants. "Market Price" shall mean the then current market price per share of Common Stock, as determined in paragraph 12.1(e). "EP" shall mean the Exercise Price.

         Upon such surrender of Warrants, and payment of the Exercise Price, with cash or securities, or upon a net exercise as aforesaid, the Company at its expense shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the Warrant Holder and in such name or names as the Warrant Holder may designate, a certificate or certificates for the number of full shares of Common Stock so purchased upon the exercise of such Warrants, together with cash, as provided in Section 12 of this Warrant Agreement, in respect of any fraction of a share of such stock otherwise issuable upon such surrender. Such certificate or certificates shall be deemed to have been issued, and any person so designated to be named therein shall be deemed to have become a holder of record of such shares, as of the date of the surrender of such Warrants and payment of the Exercise Price or receipt of shares by net exercise as aforesaid. The rights of purchase represented by the Warrants shall be exercisable, at the election of the Warrant Holders thereof, either in full or from time to time in part and, in the event that any Warrant is exercised in respect of less than all of the shares purchasable on such exercise at any time prior to the Expiration Date, a new certificate evidencing the remaining Warrant or Warrants will be issued.

         8. COMPLIANCE WITH GOVERNMENT REGULATIONS. The Company covenants that if any share of Common Stock required to be reserved for purposes of exercise or conversion of Warrants require, under any U.S. federal or state or other law or applicable governing rule or regulation of any securities exchange, registration with or approval of any governmental authority, or listing on any such securities exchange, before such shares may be issued upon exercise, the Company will use its best efforts to cause such shares to be duly registered, approved or listed on the relevant national securities exchange, as the case may be.

         9. PAYMENT OF TAXES. The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of Warrant Shares upon the exercise of Warrants and any securities issued pursuant to Section 12 hereof; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of any Warrants or certificates for Warrant Shares and any securities issued pursuant to Section 12 hereof in a name other than that of the Warrant Holder of such Warrants.

         10. MUTILATED OR MISSING WARRANTS. In case any of the Warrants shall be mutilated, lost, stolen or destroyed, the Company shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and in substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and representing an equivalent right or interest.

         11. RESERVATION OF WARRANT SHARES; PURCHASE AND CANCELLATION OF WARRANTS. The Company shall at all times reserve, out of the authorized and unissued shares of Common Stock, a number of shares sufficient to provide for the exercise of the rights of purchase represented by the


                                   Exhibit B-4

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Warrants, and the transfer agent for the Common Stock ("Transfer Agent") and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid are hereby irrevocably authorized and directed at all times until the Expiration Date to reserve such number of authorized and unissued shares as shall be requisite for such purpose. The Company will keep a copy of this Warrant Agreement on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Company will supply the Transfer Agent and any such subsequent transfer agent with duly executed stock certificates for such purpose and will itself provide or otherwise make available any cash which may be issuable as provided by Section 13 of this Warrant Agreement. The Company will furnish to the Transfer Agent and any such subsequent transfer agent a copy of all notices of adjustments, and certificates related thereto, transmitted to each Warrant Holder pursuant to Section 12.3 hereof. All warrants surrendered in the exercise of the rights thereby evidenced shall be canceled, and such canceled Warrants shall constitute sufficient evidence of the number of shares of stock which have been issued upon the exercise of such Warrants (subject to adjustment as herein provided). No shares of stock shall be subject to reservation in respect of the Warrants subsequent to the Expiration Date except to the extent necessary to comply with the terms of this Warrant Agreement.

         12. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The number and kind of securities purchasable upon the exercise of each Warrant and the Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as hereafter defined.

                  12.1. MECHANICAL ADJUSTMENTS. The number of Warrant Shares purchasable upon the exercise of each Warrant and the Warrant Price shall be subject to adjustment as follows:

                           (a) In case the Company shall (i) pay a dividend to
                  holders of Common Stock in shares of Common Stock or make a distribution to holders of Common Stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue by reclassification of its shares of Common Stock other securities of the Company (including any such reclassification in connection with a consolidation or merger in which the Company is the surviving corporation), the number of Warrant Shares purchasable upon exercise of each Warrant immediately prior thereto shall be adjusted so that the Warrant Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which he would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this paragraph (a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.



                                   Exhibit B-5

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                           (b) In case the Company shall issue rights, options
                  or warrants to holders of its outstanding Common Stock, without any charge to such holders, entitling them to subscribe for or purchase shares of Common Stock at a price per share which is lower at the record date mentioned below than the greater of (a) the Exercise Price or (b) the then current market price per share of Common Stock (as determined in accordance with paragraph (e) below) (the "Greater Price"), then in each such case the number of Warrant Shares thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon exercise of each Warrant by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of shares which the aggregate offering price of the total number of shares of common stock so offered would purchase at the Greater Price. Such adjustment shall be made whenever such rights, options or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants.

                           (c) In case the Company shall distribute to holders
                  of its shares of Common Stock evidences of its indebtedness or assets (including cash dividends or other cash distributions) or rights, options or warrants, or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock (excluding those referred to in paragraph (b) above), then in each case the number of Warrant Shares thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon the exercise of each Warrant by a fraction, of which the numerator shall be the then current market price per share of Common Stock (as determined in accordance with paragraph (e) below) on the date of such distribution, and of which the denominator shall be the then current market price per share of Common Stock, less the then fair value (as determined in good faith by the Board of Directors of the Company) of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights, options or warrants, or of such convertible or exchangeable securities applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of stockholders entitled to receive such distribution.

                           In the event of distribution by the Company to
                  holders of its shares of Common Stock of stock of a subsidiary or securities convertible into or exercisable for such stock, then in lieu of an adjustment in the number of Warrant Shares purchasable upon the exercise of each Warrant, the Warrant Holder, upon the


                                   Exhibit B-6

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                  exercise thereof at any time after such distribution, shall be entitled to receive from the Company, such subsidiary or both, as the Company shall determine, the stock or other securities to which such Warrant Holder would have been entitled if such Warrant Holder had exercised such Warrant immediately prior thereto, all subject to further adjustment as provided in this subsection 12.1; provided, however, that no adjustment in respect of dividends or interest on such stock or other securities shall be made during the term of a Warrant or upon the exercise of a Warrant.

                           (d) In case the Company shall sell and issue shares
                  of Common Stock (other than pursuant to rights, options, warrants, or convertible securities initially issued before the date of this Agreement) or rights, options, warrants or convertible securities containing the right to subscribe for or purchase shares of Common Stock (excluding shares, rights, options, warrants or convertible securities issued in any of the transactions described in paragraphs (a), (b) or (c) above) at a price per share of Common Stock (determined, in the case of such rights, options, warrants, or convertible securities, by dividing (w) the total of the amount received or receivable by the Company (determined as provided below) in consideration of the sale and issuance of such rights, options, warrants or convertible securities, by (x) the total number of shares of Common Stock covered by such rights, options, warrants or convertible securities) lower than the Greater Price in effect immediately prior to such sale and issuance, then the number of Warrant Shares thereafter purchasable upon the exercise of the Warrants shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon exercise by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such shares, rights, options, warrants or convertible securities plus the number of additional shares of Common Stock sold or subject to issuance pursuant to such rights, options, warrants or convertible securities, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such shares, rights, options, warrants or convertible securities plus the number of shares of Common Stock which the aggregate consideration received or receivable (determined as provided below) for such sale or issuance would purchase at the Greater Price. Such adjustment shall be made successively whenever such an issuance is made. For the purposes of such adjustments, the consideration received or receivable by the Company for rights, options, warrants or convertible securities shall be deemed to be the consideration received by the Company for such rights, options, warrants or convertible securities, plus the minimum consideration or premiums stated in such rights, options, warrants or convertible securities to be paid for the shares of Common Stock covered thereby. In case the Company shall sell and issue shares of Common Stock, or rights, options, warrants or convertible securities containing the right to subscribe for or purchase shares of Common Stock, for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then in determining the "price per share of Common Stock" and the "consideration received or receivable by the Company" for purposes of the first


                                   Exhibit B-7

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                  sentence of this paragraph (d), the Board of Directors shall determine, in good faith, the fair value of said property.

                           (e) For the purpose of any computation under
                  paragraphs (b), (c) and (d) of this Section, the current market price per share of Common Stock at any date shall be the average of the daily closing prices of the Company's Common Stock, for [the 20 consecutive trading days ending on the trading day prior to the date of such computation]. The closing price for each day shall be the last such reported sales price regular way or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices regular way for such day, in each case on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if not listed or admitted to trading, the average of the closing bid and asked prices of the Common Stock in the over-the-counter market as reported by NASDAQ or any comparable system. In the absence of one or more such quotations, the Board of Directors of the Company shall determine the current market price, in good faith, on the basis of such quotations as it considers appropriate. Notwithstanding the foregoing, for the purpose of any calculation under paragraph (d) above with respect to any issuance of options under the Company's employee or director compensation stock option plans as in effect or as adopted by the Board of Directors of the Company on the date hereof, the term "current market price", in such instances, shall mean the fair market price on the date of the issuance of any such option determined in accordance with the Company's employee compensation stock option plans as in effect or adopted by the Board of Directors of the Company on the date hereof.

                           (f) In any case in which this Section 12.1 shall
                  require that any adjustment in the number of Warrant Shares be made effective as of immediately after a record date for a specified event, the Company may elect to defer until the occurrence of the event the issuing to the holder of any Warrant exercised after that record date the shares of Common Stock and other securities of the Company, if any, issuable upon the exercise of any Warrant over and above the shares of Common Stock and other securities of the Company, if any, issuable upon the exercise of any Warrant prior to such adjustment; provided, however, that the Company shall deliver to such Warrant Holder a due bill or other appropriate instrument evidencing the holder's right to receive such additional shares or securities upon the occurrence of the event requiring such adjustment.

                           (g) No adjustment in the number of Warrant Shares
                  purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of Warrant Shares purchasable upon the exercise of each Warrant; provided, however, that any adjustments which by reason of this paragraph (g) are not required to be made shall be carried forward


                                   Exhibit B-8
                  and taken into account in any subsequent adjustment. All calculations shall be made to the nearest one-thousandth of a share.

                           (h) Whenever the number of Warrant Shares purchasable
                  upon the exercise of each Warrant is adjusted, as herein provided, the Warrant Price payable upon the exercise of each Warrant shall be adjusted by multiplying such Warrant Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of such Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares purchasable immediately after such adjustment.

                           (i) No adjustment in the number of Warrant Shares
                  purchasable upon the exercise of each Warrant need be made under paragraphs (b), (c) and (d) if the Company issues or distributes to each Warrant Holder the rights, options, warrants, or convertible or exchangeable securities, or evidences of indebtedness or assets referred to in those paragraphs which each Warrant Holder would have been entitled to receive had the Warrants been exercised prior to the happening of such event or the record date with respect thereto.

                           (j) For the purpose of this Section 12.1, the terms
                  "shares of Common Stock" shall mean (i) the class of stock designated as the Common Stock of the Company at the date of this Agreement, or (ii) any other class of stock resulting from successive changes or reclassifications of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to paragraph (a) above, the Warrant Holders shall become entitled to purchase any securities of the Company other than shares of Common Stock, thereafter the number of such other securities so purchasable upon exercise of each Warrant and the Exercise Price of such securities shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in paragraphs (a) through (i), inclusive, above, and the provisions of Section 7 and Section 12.2 through 12.5, inclusive, with respect to the Warrant Shares, shall apply on like terms to any such other securities.

                           (k) Upon the expiration of any rights, options,
                  warrants or conversion or exchange privileges, if any thereof shall not have been exercised, the Warrant Price and the number of shares of Common Stock purchasable upon the exercise of each warrant shall, upon such expiration, be readjusted and shall thereafter be such as it would have been had it been originally adjusted (or had the original adjustment not been required, as the case may be) as if (A) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion or exchange rights and (B) such shares of Common Stock, if any, were issued or sold for the consideration


                                   Exhibit B-9
                  actually received by the Company upon such exercise plus the aggregate consideration, if any, actually received by the Company for the issuance, sale or grant of all such rights, options, warrants or conversion or exchange rights whether or not exercised; provided, however, that no such readjustment shall have the effect of increasing the Warrant Price or decreasing the number of Warrant Shares by an amount in excess of the amount of the adjustment initially made with respect to the issuance, sale or grant of such rights, options, warrants or conversion or exchange rights.

                  12.2. VOLUNTARY ADJUSTMENT BY THE COMPANY. The Company may, at its option, at any time during the term of the Warrants, reduce the then current Exercise Price to any amount determined appropriate by the Board of Directors of the Company.

                  12.3. NOTICE OF ADJUSTMENT. When the number of Warrant Shares purchasable upon the exercise of each Warrant or the Exercise Price of such Warrant Shares is adjusted, as herein provided, the Company shall promptly mail by first class, postage prepaid, to each Warrant Holder notice of such adjustment or adjustments and a certificate of a firm of independent public accountants selected by the Board of Directors of the Company (who may be the regular accountants employed by the Company) setting forth the number of Warrant Shares purchasable upon the exercise of each Warrant and the Exercise Price of such Warrant Shares after such adjustment and setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such certificate, absent manifest error, shall be conclusive evidence of the correctness of such adjustment.

                  12.4. PRESERVATION OF PURCHASE RIGHTS UPON MERGER, CONSOLIDATION, ETC. In case of any consolidation of the Company with or merger of the Company into another person or in case of any sale, transfer or lease to another person of all of or substantially all the assets of the Company, the Company or such successor or purchaser, as the case may be, shall execute with each Warrant Holder an agreement that each Warrant Holder shall have the right thereafter upon payment of the Exercise Price in effect immediately prior to such action to purchase upon exercise of each Warrant the kind and amount of shares and other securities and property which the Warrant Holder would have owned or have been entitled to receive after the happening of such consolidation, merger, sale, transfer or lease had such Warrant been exercised immediately prior to such action. Such agreement shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 12. The provisions of this Section 12.4 shall similarly apply to successive consolidations, mergers, sales, transfers or leases.

                  12.5. STATEMENT ON WARRANTS. Even though Warrants heretofore or hereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Warrant Agreement; the parties understand and agree that such Warrants will represent rights consistent with any adjustments in the


                                  Exhibit B-10

         Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants.

         13. FRACTIONAL INTERESTS. The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same Warrant Holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 13, be issuable on the exercise of any Warrant (or specified portion, thereof), the Company shall pay an amount in cash equal to the closing price for one share of the Common Stock on the trading day immediately preceding the date the Warrant is presented for exercise, multiplied by such fraction.

         14. REGISTRATION UNDER THE SECURITIES ACT OF 1933. Purchaser represents and warrants to the Company that it will not dispose of the Warrant or Warrant Shares except pursuant to (i) an effective registration statement, or (ii) an applicable exemption from registration under the Securities Act of 1933 (the "Act"). In connection with any sale by Purchaser pursuant to clause (ii) of the preceding sentence, it shall furnish to the Company an opinion of counsel reasonably satisfactory to the Company to the effect that such exemption from registration is available in connection with such sale.

         15. CERTIFICATE TO BEAR LEGENDS. The Warrants shall be subject to a stop-transfer order and the certificate or certificates therefor shall bear the following legend by which each Warrant Holder shall be bound:

         "THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SHARES OF COMMON STOCK OR OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT, OR (II) AN APPLICABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933. ANY SALE PURSUANT TO CLAUSE (II) OF THE PRECEDING SENTENCE MUST BE ACCOMPANIED BY AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH EXEMPTION FROM REGISTRATION IS AVAILABLE IN CONNECTION WITH SUCH SALE."

         The Warrant Shares or other securities issued upon exercise of the Warrants shall, unless issued pursuant to an effective registration statement, be subject to a stop-transfer order and the certificate or certificates evidencing any such Warrant Shares or securities shall bear the following legend by which the Warrant Holder thereof shall be bound:

         "THE SHARES OR OTHER SECURITIES REPRESENTED BY THIS
         CERTIFICATE MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT


                                  Exhibit B-11

         TO (I) AN EFFECTIVE REGISTRATION STATEMENT, OR (II) AN APPLICABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933. ANY SALE PURSUANT TO CLAUSE (II) OF THE PRECEDING SENTENCE MUST BE ACCOMPANIED BY AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH EXEMPTION FROM REGISTRATION IS AVAILABLE IN CONNECTION WITH SUCH SALE."

         16. REGISTRATION. The following provisions govern the registration of the Company's securities:

                  (a) Definitions. As used herein, the following terms have the following meanings:

                  "HOLDERS" means all of the holders of Registrable Shares.

                  "REGISTER", "REGISTERED" and "REGISTRATION" refer to a registration effected by filing a registration statement in compliance with the Securities Act and the declaration or ordering by the SEC of effectiveness of such registration statement, or the equivalent actions under the laws of another jurisdiction.

                  "REGISTRABLE SHARES" means all Common Stock issuable or issued upon the exercise of warrants issued by the Company on October ___, 1997, for the purchase of 175,000 shares of Common Stock , (including, without limitation, the Warrant Shares), and all Common Stock issued by the Company in respect of all of the foregoing shares.

                  (b) Incidental Registration. If the Company at any time proposes to register any of its securities for sale by the Company or any other person or entity, other than in a registration on Form S-4 or Form S-8, it shall give notice to the Holders of such intention. Upon the written request of any Holder given within twenty (20) days after receipt of any such notice, the Company shall include in such registration all of the Registrable Shares indicated in such request, so as to permit the disposition of the shares so registered. Notwithstanding any other provision of this Section 16, if the managing underwriter advises the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, then there shall be excluded from such registration and underwriting to the extent necessary to satisfy such limitation, Registrable Shares (pro rata to the respective number of Registrable Shares required by the holders thereof to be included in the registration). In the event the registration involves an underwriting, the rights of the Holders hereunder shall be conditional upon the underwriter's determination as to marketing factors requiring the limitations of such right, and the underwriter may preclude from the offering any or all securities which could have otherwise been included in the offering.



                                  Exhibit B-12

                  (c) Expenses. All expenses incurred in connection with any registration under Section 16(b) hereunder shall be borne by the Company; provided, however, that each of the Holders participating in such registration shall pay its pro rata portion of the fees, discounts or commissions payable to any underwriter and the expenses of such Holder's separate legal counsel.

                  (d) Indemnities. In the event of any registered offering of Common Stock pursuant to this Section 16:

                           (1) The Company will indemnify and hold harmless, to
                  the fullest extent permitted by law, any Holder and any underwriter for such Holder, and each person, if any, who controls the Holder or such underwriter, from and against any and all losses, damages, claims, liabilities, joint or several, costs and expenses (including any amounts paid in any settlement effected with the Company's consent) to which the Holder or any such underwriter or controlling person may become subject under applicable law or otherwise, insofar as such losses, damages, claims, liabilities (or actions or proceedings in respect thereof), costs or expenses arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the registration statement or included in the prospectus, as amended or supplemented, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they are made, not misleading, and the Company will reimburse the Holder, such underwriter and each such controlling person of the Holder or the underwriter, promptly upon demand, for any reasonable legal or any other expenses incurred by them in connection with investigating, preparing to defend or defending against or appearing as a third-party witness in connection with such loss, claim, damage, liability, action or proceeding; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing by a Holder, to such underwriter or such controlling persons specifically for inclusion therein; provided, further, that this indemnity shall not be deemed to relieve all underwriter of any of its due diligence obligations; provided, further, that the indemnity agreement contained in this subsection 16(d)(1) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the selling share Holder, the underwriter or any controlling person of the sell share Holder or the underwriter, and regardless of any sale in connection with such offering by the selling share Holder. Such indemnity shall survive the transfer of securities by a selling share Holder.



                                  Exhibit B-13

                           (2) Each Holder participating in a registration
                  hereunder will indemnify and hold harmless the Company, any underwriter for the Company, and each person, if any, who controls the Company or such underwriter, from and against any and all losses, damages, claims, liabilities, costs or expenses (including any amounts paid in any settlement effected with the selling share Holder's consent) to which the Company or any such controlling person and/or any such underwriter may become subject under applicable law or otherwise, insofar as such losses, damages, claims, liabilities (or actions or proceedings in respect thereof), costs or expenses arise out of or are based on (i) any untrue or alleged untrue statement of any material fact contained in the registration statement or included in the prospectus, as amended or supplemented, or (ii) the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, and each such Holder will reimburse the Company, any underwriter and each such controlling person of the Company or any underwriter, promptly upon demand, for any reasonable legal or other expenses incurred by them in connection with investigating, preparing to defend or defending against or appearing as a third-party witness in connection with such loss, claim, damage, liability, action or proceeding; in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in strict conformity with written information furnished in a certificate by such Holder specifically for inclusion therein. The foregoing indemnity agreement is subject to the condition that insofar as it relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus at the time the registration statement becomes effective or in the Final Prospectus, such indemnity agreement shall not inure to the benefit of the Company and
                  (ii) any underwriter, if a liability, claim or damage at or prior to the time such furnishing is required by the Securities Act; provided, further, that this indemnity shall not be deemed to relieve any underwriter of any of its due diligence obligations; provided, further, that the indemnity agreement contained in this subsection 16(d)(2) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability, or action if such settlement is effected without the consent of the Holders, as the case may be, which consent shall not be unreasonably withheld. In no event shall the liability of Holder exceed the gross proceeds received by such Holder from the offering.

                           (3) Promptly after receipt by an indemnified party
                  pursuant to the provisions of Sections 16(d)(1) or (2) of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said Sections 16(d)(1) or (2), promptly notify the indemnifying party of the commencement thereof; but the omission to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party


                                  Exhibit B-14
                  otherwise than to the extent the party to be notified is actually prejudiced thereby. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any action include both the indemnified party and the indemnifying party and there is a conflict of interests which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties shall have the right to select one separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said Sections 16(d)(1) or
                  (2) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed counsel in accordance with the provision of the preceding sentence,
                  (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action and within 15 days after written notice of the indemnified party's intention to employ separate counsel pursuant to the previous sentence, or
                  (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

                           (4) If recovery is not available under the foregoing
                  indemnification provisions, for any reason other than as specified therein, the parties entitled to indemnification by the terms thereof shall be entitled to contribution to liabilities and expenses as more fully set forth in an underwriting agreement to be executed in connection with such registration. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate under the circumstances; provided that no party shall be required to contribute an amount in excess of the amount it would have been required to pay pursuant to the foregoing indemnification provisions if they had been available.



                                  Exhibit B-15

                  (e) Obligations of the Company. Whenever required under this
         Section 16 to effect the registration of any Registrable Shares, the Company shall, as expeditiously as possible:

                           (1) prepare and file within the SEC a registration
                  statement with respect to such Registrable Shares and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Shares registered thereunder, keep such registration statement effective for a period of up to nine months or, if sooner, until the distribution contemplated in the Registration Statement has been completed.

                           (2) prepare and file with the SEC such amendments and
                  supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares covered by such registration statement.

                           (3) furnish to the Holder such number of copies of a
                  prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Shares owned by them.

                           (4) in the event of any underwritten public offering,
                  enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                           (5) notify each Holder of Registrable Shares covered
                  by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material act or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                           (6) cause all Registrable Shares registered pursuant
                  hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

                           (7) provide a transfer agent and registrar for all
                  Registrable Shares registered pursuant hereunder and a CUSIP number for all such Registrable Shares in each case not later than the effective date of such registration.


                                  Exhibit B-16

                           (8) furnish, at the request of any Holder requesting
                  registration of Registrable Shares pursuant to this Section, on the date that such Registrable Shares are delivered to the underwriters for sale in connection with a registration pursuant to this Section 16, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective,
                  (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Shares and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Shares.

                  (f) Assignment of Registration Rights. Any of the Holders may assign its rights to cause the Company to register Shares pursuant to this Section 16 to a transferee of all or any part of its Registrable Shares. The transferor shall, within 20 days after such transfer, furnish the Company with written notice of the name and address of such transferee and the securities with respect to which such registration rights are being assigned.

         17. NO RIGHTS AS STOCKHOLDERS; NOTICE TO WARRANT HOLDERS. Nothing contained in this Warrant Agreement or in any of the Warrants shall be construed as conferring upon the Warrant Holders or their transferees the right to vote or to receive dividends or to consent or to receive notice as stockholders in respect of any meeting of stockholders for the election of directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company. If, however, at any time prior to the expiration of the Warrants and prior to their exercise, any of the following events shall occur:

                  (a) the Company shall declare any dividend payable in any securities upon its shares of Common Stock or make any distribution (other than a cash dividend) to the holders of its shares of Common Stock; or

                  (b) the Company shall offer to the holders of its shares of Common Stock any additional shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock or any right to subscribe to or purchase any thereof; or

                  (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation, merger, sale, transfer or lease or all or substantially all of its property, assets, and business as an entirety) shall be proposed, then in any one or more of said events the Company shall give notice in writing of such event to the Warrant Holders as provided in Section 20 hereof, with such notice to be completed at least 15 days


                                  Exhibit B-17
prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, or subscription rights, or for the determination of stockholders entitled to vote on such proposed dissolution, liquidation or winding up. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to provide or receive such notice or any defect therein or in the mailing thereof shall not affect the validity of any action taken in connection with such dividend, distribution or subscription rights, or such proposed dissolution, liquidation or winding up.

         18. NOTICES. Any notice pursuant to this Warrant Agreement to be given or made by the holder of any Warrant or Warrant Shares to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed as follows:

                  TransCoastal Marine Services, Inc.
                  3534 Briarpark, Suite 210
                  Houston, Texas  77042
                  Attn:    ______________________

Notices or demands authorized by this Warrant Agreement to be given or made to or on the Warrant Holder of any Warrant or Warrant Shares shall be sufficiently given or made (except as otherwise provided in this Warrant Agreement) if sent by registered mail, return receipt requested, postage prepaid, addressed to such Warrant Holder at the address of such Warrant Holder as shown on the Warrant Register or the Company's Common Stock Transfer Register, as the case may be.

         19. GOVERNING LAW; DISPUTES. THIS WARRANT AGREEMENT, THE WARRANTS AND ALL RELATED DOCUMENTS SHALL BE DEEMED TO BE CONTRACTS MADE UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW. ANY DISPUTE HEREUNDER OR UNDER THE WARRANTS OR RELATED DOCUMENTS SHALL BE DETERMINED EXCLUSIVELY IN ACCORDANCE WITH SECTION 8.7 OF THE CREDIT AGREEMENT.

         20. SUPPLEMENTS AND AMENDMENTS. The Company and the Warrant Holders may from time to time supplement or amend this Warrant Agreement in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Warrant Holder may deem necessary or desirable and which shall not be inconsistent with the provisions of the Warrants and which shall not adversely affect the interests of the Warrant Holders. Any amendment to this Warrant Agreement may be effected with the consent of Warrant Holders of at least a majority of the total then outstanding Warrants (for this purpose Warrant Shares shall be deemed to be Warrants in the proportion that Warrant Shares are then issuable upon the exercise of Warrants); provided that, any amendment which shall have the effect of materially adversely affecting the interests of any Warrant Holder shall not be effective with respect to such Warrant Holder if such Warrant Holder shall not have consented thereto.


                                  Exhibit B-18

         21. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS. All representations and warranties of the Company and all covenants and agreements made herein shall survive the execution and delivery of this Warrant Agreement and the Warrants and shall remain in force and effect until the Expiration Date of all Warrants.

         22. SUCCESSORS. All representations and warranties of the Company and all covenants and agreements of this Warrant Agreement by or for the benefit of the Company or the Warrant Holders shall bind and inure to the benefit of their respective successors and assigns hereunder.

         23. MERGER OR CONSOLIDATION OF THE COMPANY. So long as this Warrant Agreement remains in effect, the Company will not merge or consolidate with or into, or sell, transfer or lease all or substantially all of its property to, any other corporation unless the successor or purchasing corporation, as the case may be (if not the Company), shall expressly assume, by supplemental agreement executed and delivered to the Warrant Holders, the due and punctual performance and observance of each and every covenant and condition of this Warrant Agreement to be performed and observed by the Company.

         24. BENEFITS OF THIS WARRANT AGREEMENT. Nothing in this Warrant Agreement shall be construed to give to any person or corporation other than the Company and the Warrant Holders, any legal or equitable right, remedy or claim under this Warrant Agreement, but this Warrant Agreement shall be for the sole and exclusive benefit of the Company and the holders of the Warrants and Warrant Shares.

         25. CAPTIONS. The captions of the sections and subsections of this Warrant Agreement have been inserted for convenience and shall have no substantive effect.

         26. COUNTERPARTS. This Warrant Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original; but such counterparts together shall constitute but one and the same instrument.


                                  Exhibit B-19

         IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be duly executed on the day, month and year first above written.

                                           TRANSCOASTAL MARINE SERVICES,
                                             INC.


                                           By:
                                           Name:
                                           Title:






                                  Exhibit B-20

PURCHASER                                JOINT ENERGY DEVELOPMENT
                                         INVESTMENTS, LIMITED
                                         PARTNERSHIP


                                         By:
                                         Name:
                                         Title:




                                  Exhibit B-21

                                    EXHIBIT A
                                       TO
                                WARRANT AGREEMENT

                          (FORM OF WARRANT CERTIFICATE)

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE COMMON STOCK OR OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT, OR (ii) AN APPLICABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933. ANY SALE PURSUANT TO CLAUSE (ii) OF THE PRECEDING SENTENCE MUST BE ACCOMPANIED BY AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH EXEMPTION FROM REGISTRATION IS AVAILABLE IN CONNECTION WITH SUCH SALE.

THE TRANSFER OR EXCHANGE OF THE WARRANTS AND THE COMMON STOCK UNDERLYING SUCH WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

 No. UD-1 Warrants                                      _____________ Warrants

                       VOID AFTER 5:00 P.M. NEW YORK TIME
                               ON OCTOBER __, 2002
                       TRANSCOASTAL MARINE SERVICES, INC.
                               WARRANT CERTIFICATE

         THIS CERTIFIES THAT for value received ______________________, the registered holder hereof or registered assigns (the "Warrant Holder"), is the owner of the number of Warrants set forth above, each of which entitles the owner thereof to purchase at any time from 9:00 A.M., New York time, on [October ___, 1997, until 5:00 P.M., New York time on October ___, 2002,] one fully paid and nonassessable share of Common Stock (subject to adjustment), par value $.001 per share (the "Common Stock"), of TRANSCOASTAL MARINE SERVICES, INC., a Delaware corporation(the "Company"), at the exercise price of US$____ per share, subject to adjustment as described in the Warrant Agreement referred to below (the "Exercise Price"). The Warrant Holder may pay the Exercise Price in cash, or by certified or official bank check or by reduction of the outstanding principal amount under the Credit Agreement, or make a net exercise for Net Warrant Shares as described in the Warrant Agreement.

         This Warrant Certificate is subject to, and entitled to the benefits of, all of the terms, provisions and conditions of an agreement dated October ___, 1997 (the "Warrant Agreement"), between the Company and Joint Energy Development Investments, Limited Partnership, which Warrant Agreement is hereby incorporated herein by reference and made a part hereof and to which


                                  Exhibit B-22

Warrant Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Company and the Warrant Holders of the Warrant Certificates. Copies of the Warrant Agreement are on file at the principal office of the Company.

         The Warrant Holder hereof may be treated by the Company and all other persons dealing with this Warrant Certificate as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding, and until such transfer on such books, the Company may treat the Warrant Holder hereof as the owner for all purposes.

         The Warrant Certificate, with or without other Warrant Certificates, upon surrender at the principal office of the Company, may be exchanged for another Warrant Certificate or Warrant Certificates of like tenor and date evidencing Warrants entitling the Warrant Holder to purchase a like aggregate number of Common Stock as the Warrants evidenced by the Warrant Certificate or Warrant Certificates surrendered entitled to such Warrant Holder to purchase. If this Warrant Certificate shall be exercised in part, the Warrant Holder shall be entitled to receive upon surrender hereof, another Warrant Certificate or Warrant Certificates for the number of whole Warrants not exercised.

         No fractional Common Stock will be issued upon the exercise of any Warrant or Warrants evidenced hereby, but in lieu thereof a cash payment will be made, as provided in the Warrant Agreement.

         Neither the Warrants nor the Warrant Certificate entitles any Warrant Holder hereof to any of the rights of a shareholder of the Company.

         THIS WARRANT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.




                                  Exhibit B-23

         IN WITNESS WHEREOF, TRANSCOASTAL MARINE SERVICES, INC. has caused the signature of its President and Secretary to be printed hereon.

                                        TRANSCOASTAL MARINE SERVICES, INC.


                                        By: __________________________________
                                        Name: ________________________________
                                        Title: _______________________________

ATTEST:

------------------------------------
[Name:                     ]
[Secretary]



                                  Exhibit B-24